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                             THIRD AMENDMENT TO THE
                         RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 3 (the "Amendment"), dated as of July 14, 1999, to the Receivables Purchase Agreement, dated as of June 24, 1998, and as amended, among FIDELITY LEASING SPC I, INC., (the "Seller"), FIDELITY LEASING, INC. (the "Servicer"), the Investor named herein, VARIABLE FUNDING CAPITAL CORPORATION, FIRST UNION CAPITAL MARKETS CORP. f/k/a FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC. (the "Deal Agent"), FIRST UNION NATIONAL BANK (the "Liquidity Agent"), HARRIS TRUST AND SAVINGS BANK (the "Collateral Custodian" and "Backup Servicer") (as amended, modified or supplemented from time to time, the "Receivables Purchase Agreement"). Capitalized terms used and not defined herein shall have the same meanings as defined in the Receivables Purchase Agreement.

                                    RECITALS

         The parties listed on the signature pages hereto desire to amend the Receivables Purchase Agreement to the extent set forth herein, and are willing to do so subject to the terms and conditions set forth herein.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Receivables Purchase Agreement as follows:

         SECTION 1. Amendment.

         (a) Section 1.1 of the Receivables Purchase Agreement is hereby amended by adding the following definitions in alphabetical order thereto:

         B-Note: The promissory note, dated as of July 14, 1999, made by Fidelity Leasing SPC I, Inc. and payable to the order of First Union National Bank.

         B-Note Agreement: The Secured Subordinated Loan Agreement, dated as of July 14, 1999 among the Seller, the Servicer and First Union National Bank.

         B-Note Interest: "Interest" as defined in the B-Note Agreement.

         B-Note Lender: The "Lender" under the B-Note Agreement.

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         (b) Section 1.1 of the Receivables Purchase Agreement is hereby amended by adding the following paragraph at the end of the definition "Permitted
Liens":

         (c) Liens granted pursuant to the Transaction Documents and/or the B-Note Agreement.

         (c) Section 2.7 of the Receivables Purchase Agreement is hereby amended by in its entirety to read as follows:

             Section 2.7  Non-Liquidation Settlement Procedures.

                  The provisions of this Section 2.7 shall apply during the term of this Agreement prior to the occurrence of the Payout Event.

                  (a) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds, and (ii) a Servicer Advance if made or required pursuant to Section 6.3, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee arrearage, for the payment thereof;

                  (iv) FOURTH, to the Servicer, in amount equal to any accrued and unpaid Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

                  (vi) SIXTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Custodial Fee, for the payment thereof;

                  (vii) SEVENTH, to the extent not paid for by Fidelity, to the Deal Agent for the ratable payment to each Purchaser in an amount equal to any accrued and unpaid Commitment Fees;

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                  (viii) EIGHTH, to the extent not paid for by Fidelity, to the
         Deal Agent for the ratable payment to each Purchaser, in an amount equal to any accrued and unpaid Program Fees and Yield for such Payment Date;

                  (ix) NINTH, to the Deal Agent, in the amount of unpaid Increased Costs and/or Taxes, for payment to the Purchasers in respect thereof;

                  (x) TENTH, to the B-Note Lender, in an amount equal to the accrued and unpaid B-Note Interest under the B-Note for such Accrual Period;

                  (xi) ELEVENTH, to the extent that funds are available, any remaining amounts may be reinvested in Eligible Contracts; provided, however, that if the aggregate Capital exceeds the lesser of (i) the Capital Limit; or (ii) the Purchase Limit an amount equal to such excess shall be paid to the Deal Agent to pay down Capital outstanding;

                  (xii) TWELFTH, to the extent funds are available to satisfy any unpaid Indemnified Amounts, amounts required to be paid by the Seller pursuant to the indemnification provisions of Section 8.1 and any other amounts due hereunder;

                  (xiii) THIRTEENTH, any remaining amounts shall be used to pay amounts due and owing in respect of the B-Note to the extent not paid pursuant to clause NINTH above; and

                  (xiv) FOURTEENTH, any remaining amount shall be distributed to the Seller.

                  (b) Notwithstanding anything to the contrary contained in this
         Section 2.7 or any other provision in this Agreement, if on any Business Day prior to the Payout Event the aggregate outstanding amount of Capital shall exceed the lesser of (i) the Purchase Limit or (ii) the Capital Limit, then the Seller shall remit to the Deal Agent, prior to any reinvestment of funds as set forth in item ELEVENTH of Section 2.7(a) and in any event no later than the close of business of the Deal Agent on the next succeeding Business Day, a payment (to be applied by the Deal Agent to outstanding Capital allocated to Monthly Periods selected by the Deal Agent, in its reasonable discretion) in such amount as may be necessary to reduce outstanding Capital to an amount less than or equal to the lesser of (i) the Purchase Limit or (ii) the Capital Limit.

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         (d) Section 2.8 of the Receivables Purchase Agreement is hereby amended by in its entirety to read as follows:

             Section 2.8  Settlement Procedures Following a Termination Date.

             The provisions of this Section 2.8 shall apply during the term of this Agreement after the occurrence of a Payout Event provided that no Restricting Event has occurred.

             (a) [reserved].

             (b) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent available funds and (ii) a Servicer Advance if made or required pursuant to Section 6.3, the following amounts in the following order of priority:

             (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

             (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

             (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee arrearage, for the payment thereof;

             (iv) FOURTH, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee, for the payment thereof;

             (v) FIFTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

             (vi) SIXTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Custodial Fee, for the payment thereof;

             (vii) SEVENTH, to the extent not paid for by Fidelity, to the Deal Agent for the ratable payment to each Purchaser in an amount equal to any accrued and unpaid Commitment Fees;

             (viii) EIGHTH, to the extent not paid for by Fidelity, to the Deal Agent, in an amount equal to any accrued and unpaid Program Fees and Yield for such Payment Date;




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                  (ix) NINTH, to the Deal Agent, in the amount of unpaid
         Increased Costs and/or Taxes, for payment to the Purchasers in respect thereof;

                  (x) TENTH, to the B-Note Lender, in an amount equal to the accrued and unpaid B-Note Interest under the B-Note for such Accrual Period;

                  (xi) ELEVENTH, to the Deal Agent for payment to the Purchasers in an amount necessary to reduce the aggregate Capital to an amount equal to the product of (i) the Asset Interest and (ii) the ADCB as of the current Determination Date;

                  (xii) TWELFTH, to the extent funds are available to satisfy any unpaid Indemnified Amounts required to be paid by the Seller pursuant to the indemnification provisions of Section 8.1, and any other amounts due hereunder;

                  (xiii) THIRTEENTH, any remaining amounts shall be used to pay amounts due and owing in respect of the B-Note to the extent not paid pursuant to clause NINTH above; and

                  (xii) FOURTEENTH, any remaining amount shall be distributed to the Seller, provided, however, that if the Overcollateralization is less than or equal to the product of (i) 0.05 and (ii) the Purchase Limit as of the day immediately preceding the occurrence of a Termination Date, the amount which would have been distributed to the Seller will be distributed to the Purchaser in reduction, to zero, of the aggregate Capital.

                  (c) If at any time on or after the occurrence of a Payout Event, the Deal Agent or the Seller determines that as of the close of business on the day immediately preceding the Termination Date the outstanding amount of Capital exceeded the lesser of (i) the Purchase Limit, or (ii) the Capital Limit, then the Seller shall immediately remit to the Deal Agent, for the benefit of the Purchasers, a payment (to be applied by the Deal Agent to outstanding Capital allocated to Monthly Periods selected by the Deal Agent, in its reasonable discretion) in such amount as may be necessary to reduce the amount of Capital to the lesser of (i) the Purchase Limit, or (ii) the Capital Limit as of the close of business on the date immediately preceding the Payout Event.

         (e) Section 2.9 of the Receivables Purchase Agreement is hereby amended by in its entirety to read as follows:

                Section 2.9 Settlement Procedures Following a Restricting Event.

                The provisions of this Section 2.9 shall apply during the term of this Agreement after the occurrence of a Restricting Event.



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                  (a)      [reserved].

                  (b) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds and (ii) a Servicer Advance if made or required pursuant to Section 6.3, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee arrearage, for the payment thereof;

                  (iv) FOURTH, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

                  (vi) SIXTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Custodial Fee, for the payment thereof;

                  (vii) SEVENTH, to the extent not paid for by Fidelity, to the Deal Agent for the ratable payment to each Purchaser in an amount equal to any accrued and unpaid Commitment Fees;

                  (viii) EIGHTH, to the extent not paid for by Fidelity, to the Deal Agent, for the ratable payment to each Purchaser in an amount equal to any accrued and unpaid Program Fees and Yield for such Payment Date;

                  (ix) NINTH, to the Deal Agent, in the amount of unpaid Increased Costs and/or Taxes, for payment to the Purchasers in respect thereof;

                  (x) TENTH, to the B-Note Lender, in an amount equal to the accrued and unpaid B-Note Interest under the B-Note for such Accrual Period;

                  (xi) ELEVENTH, to the extent that funds are available, to the Deal Agent for the Purchasers in reduction of aggregate Capital;




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                  (xii) TWELFTH, to the extent funds are available to satisfy any unpaid Indemnified Amounts, amounts required to be paid by the Seller pursuant to the indemnification provisions of Section 8.1, and other amounts due hereunder; and

                  (xiii) THIRTEENTH, upon payment in full of the Advances Outstanding and the payment in full of the Aggregate Unpaids, any remaining amount shall be used to pay amounts due and owing in respect of the B-Note to the extent not paid pursuant to clause NINTH above; and

                  (xiv) FOURTEENTH, upon the reduction of the Capital to zero and the payment in full of the Aggregate Unpaids, any remaining amount shall be distributed to the Seller.

                  (c) If at any time on or after the Restricting Event, the Deal Agent or the Seller determines that as of the close of business on the day immediately preceding Termination Date the outstanding amount of Capital exceeded the lesser of (i) the Purchase Limit, or (ii) the Capital Limit, then the Seller shall immediately remit to the Deal Agent, for the benefit of the Purchasers, a payment (to be applied by the Deal Agent to outstanding Capital allocated to Monthly Periods selected by the Deal Agent, in its reasonable discretion) in such amount as may be necessary to reduce the amount of Capital to the lesser of (i) the Purchase Limit, or (ii) the Capital Limit as of the close of business on the date immediately preceding the Restricting Event.

         (f) Section 5.2(e) of the Receivables Purchase Agreement is hereby amended by inserting the words ", the B-Note" after the words "this Agreement" where they appear in the last line therein.

         (g) Section 5.2(f) of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

                  (f) Indebtedness. The Seller shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, the B-Note or under any Hedging Agreement required by Section 5.4(a), or (ii) liabilities incident to the maintenance of its corporate existence in good standing.

         SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement, as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.





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         SECTION 3.   Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

                  (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of Page Intentionally Left Blank]























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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                               FIDELITY LEASING SPC I, INC.


                                          By ___________________________________
                                             Title:


THE SERVICER:                                        FIDELITY LEASING, INC.

                                          By ___________________________________
                                             Title:


THE INVESTORS:                            FIRST UNION NATIONAL BANK

                                          By ___________________________________
                                             Title:

                                          First Union National Bank
                                          One First Union Center, TW-9
                                          Charlotte, North Carolina 28288
                                          Attention:
                                          Facsimile No.:
                                          Confirmation No:

VFCC:                                     VARIABLE FUNDING CAPITAL
                                          CORPORATION

                                           By First Union Capital Markets Corp.,
                                               as attorney-in-fact

                                          By ___________________________________
                                             Title:

                                          Variable Funding Capital Corporation
                                          c/o First Union Capital Markets Corp.
                                          One First Union Center, TW-9
                                          Attention:  Conduit Administration
                                          Facsimile No.:
                                          Confirmation No.:

                  With a copy to:
                                             Lord Securities Corp.
                                             2 Wall Street, 19th Floor
                                             New York, New York  10005
                                             Attention:           Vice President
                                             Facsimile No.:       (212) 346-9012
                                             Confirmation No.:    (212) 346-9008


THE DEAL AGENT:                              FIRST UNION CAPITAL MARKETS CORP.


                                             By ________________________________
                                                Title:



                                             First Union Capital Markets Corp.
                                             One First Union Center, TW-9
                                             Charlotte, North Carolina 28288
                                             Attention:  Conduit Administration
                                             Facsimile No.:
                                             Telephone No.:

THE LIQUIDITY AGENT:                         FIRST UNION NATIONAL BANK

                                             By ________________________________
                                                Title:

                                             First Union National Bank
                                             One First Union Center, TW-6
                                             Charlotte, North Carolina 28288
                                             Attention:
                                             Facsimile No.:
                                             Telephone No.:



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THE COLLATERAL CUSTODIAN:              HARRIS TRUST AND SAVINGS BANK,
                                       as Collateral Custodian

                                       By ______________________________________
                                          Title:

                                       Harris Trust and Savings Bank
                                       311 West Monroe Street, 12th Floor
                                       Chicago, Illinois 60606
                                       Attention:  Indenture Trust Administrator
                                       Facsimile:  (312) 461-3525
                                       Telephone:  (312) 461-2532

THE BACKUP SERVICER:                HARRIS TRUST AND SAVINGS BANK,
                                    as Backup Servicer

                                     By ________________________________________
                                        Title:

                                       Harris Trust and Savings Bank
                                       311 West Monroe Street, 12th Floor
                                       Chicago, Illinois 60606
                                       Attention:  Indenture Trust Administrator
                                       Facsimile:  (312) 461-3525
                                       Telephone:  (312) 461-2532